                               [LONG LEAF LOGO]

                               SEMI-ANNUAL REPORT
                                at June 30, 1997

                             LONGLEAF PARTNERS FUND

                         LONGLEAF PARTNERS REALTY FUND

                        LONGLEAF PARTNERS SMALL-CAP FUND

================================================================================

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter from the Portfolio Managers.........................    1
Longleaf Partners Fund (Partners Fund)
  Fund Summary.............................................    4
  Portfolio................................................    6
  Financial Reports and Footnotes..........................   16
  Financial Highlights.....................................   28
  Results of Shareholder Balloting.........................   30
Longleaf Partners Realty Fund (Realty Fund)
  Fund Summary.............................................    8
  Portfolio................................................   10
  Financial Reports and Footnotes..........................   16
  Financial Highlights.....................................   28
  Results of Shareholder Balloting.........................   32
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Fund Summary.............................................   12
  Portfolio................................................   14
  Financial Reports and Footnotes..........................   16
  Financial Highlights.....................................   28
  Results of Shareholder Balloting.........................   34
Service Directory..........................................   36
Trustees and Officers......................................   37

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:                                                July 3, 1997

Fabulous Yet Fatuous Times
In the 26 years we have worked in the investment counseling business we have never experienced economic times this good nor, ironically, a market environment more difficult for the disciplined value buyer. Inflation is quiescent with the consensus belief it will remain so, a view supported by the Producer Price Index dropping the past 5 months; unemployment is at a three decade low of 4.8%; consumer confidence is at a 28 year high as real incomes increase; the dollar stands tall against our primary trading partners' currencies; corporate profits are rising for the seventh consecutive year, to record levels; and, the return on invested equity capital is the highest in the history of modern capitalism at more than twice the long-term average of 12.1%. To the great surprise of the many cynical pundits of the early 1980's, the U.S. economy has become a paragon of economic strength and competitiveness.

This fabulous economic progress and record profitability have not gone unnoticed. Institutional, individual and foreign investors have bid the DJIA up some 230% from a low of 2365 in 1990 to the recent high of 7834. This bull market is now the U.S.'s longest and one of its largest. Currently the Dow trades at slightly over 18 times the 1997 expected earnings estimate of $426. Interestingly, only one other period in U.S. history has sustained this kind of P/E - from 1958 to 1965.

The fundamentals of that period, however, dramatically differed from today's. In 1950, the Dow's EPS were $31. Eight years later EPS were $28. In 1958, 18 P/E's were paid for extremely downtrodden earnings and returns on capital that had fallen to 9%. Bonds yielding 4.3% were not a competitive threat at an 80 basis point premium to dividend yields. Today, high grade corporate bonds yield over 500 basis points more than what investors receive from owning the Dow's dividends. Earnings have risen dramatically for seven years and the ROE of the Dow is the best ever. Investors are paying peak multiples for peak levels of profitability.

Arithmetically, shareholders' return on invested equity must decline as corporations reinvest their cash flows at returns below today's unprecedented levels. Thus, there's no room at today's market levels for P/E contraction nor for any slowdown in economic demand. Can anyone even imagine the thought that we could ever have another recession?

Our analyst team is working harder than at any time in memory yet finding fewer investment opportunities with the margin of safety we require. Additionally, many of our very successful holdings have been sold as they have risen to what we think is full corporate value. Cash reserves in the Small-Cap and Partners Funds have built as a result. Longleaf Partners Realty Fund has not faced the same pressure and remains fully invested.

Our cash position will act as a shock absorber should the market drop and will provide the liquidity for new long-term core positions when we find them. Patience most likely will be required because we will not force the investment process with our own capital nor with yours.

Why is Longleaf in Business?
At quarter end we announced the closing of Longleaf Partners Small-Cap Fund to new investors effective August 1, 1997. Stemming the deluge of cash flow coming into the Fund will prevent further dilution of Small-Cap's existing positions. Substantial cash inflows and selling several fully valued holdings have increased cash levels. Simultaneously the rising stock market has made finding significantly undervalued small cap investment opportunities much more difficult.

Longleaf Partners Realty Fund is now our only fund open to new investors. Most fund families make money by gathering assets which earn management fees. Funds don't often close and when they do, the fund family usually offers new products to ensure an ongoing revenue stream. By contrast Longleaf has virtually shut off a significant revenue opportunity by closing both the Partners and Small-Cap Funds, and many would question our skill as business operators.

The explanation for our actions is that we are OWNER operators. The employees and affiliates of Southeastern are the largest shareholders across our three funds with substantial personal capital invested alongside other shareholders. Earning above average returns on our invested capital is more rewarding than generating management fees.

A Decade Of Commitments
In the second quarter Longleaf completed its first decade of operations. We thank all our investment partners for ten years of successful growth. Your Funds have received outstanding industry recognition. Both the Partners and Small-Cap Funds have Morningstar's highest "5 Star" rating. The Realty Fund, too young to receive outside ratings, is the #1 real estate fund since its inception.* This decade of success has been guided by the following principles:

  - We will treat your investment in Longleaf as if it were our own.

  - We will remain significant investors with you in Longleaf.

  - We will invest for the long-term in an attempt to maximize after-tax returns while always striving to minimize business, financial, purchasing power, regulatory and market risks.

  - We will choose our common stock investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

  - We will comply with the I.R.S. diversification standard but will not overdiversify our holdings.

  - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

  - We will consider closing the Funds to new investors if our size begins to restrict our ability to manage the portfolios or if closing would otherwise benefit existing shareholders.

  - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

  - We will continue our efforts to improve shareholder services.

  - We will communicate with our investment partners as candidly as possible.

What's New?
This report contains the results of our recent shareholder proxy vote. Each of the resolutions passed and we thank shareholders for your overwhelming support. All three Longleaf Partners Funds now share the same diversification standards and investment capabilities. We have more flexibility to concentrate assets in our best investment ideas and more latitude to manage the risks and tax liabilities of the Funds.

This Semi-Annual report introduces a new format. All three Funds appear in one document to help streamline our operations and reduce Fund printing and mailing costs. Shareholders will receive fewer pieces of paper, and the combined report should clarify Longleaf's overall philosophy and operations.

We welcome your comments and feedback as you review the new report. Thank you for your support of Longleaf Partners Funds.

Sincerely,


/s/ O. Mason Hawkins        /s/ G. Staley Cates        /s/ C. T. Fitxpatrick
O. Mason Hawkins, CFA       G. Staley Cates, CFA       C.T. Fitzpatrick, CFA

Co-Portfolio Manager        Co-Portfolio Manager       Co-Portfolio Manager


--------------------------------------------------------------------------------

* Morningstar ratings, updated monthly, reflect historical risk-adjusted performance at 6/30/97, and are calculated from a fund's 3, 5 & 10 year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor reflecting performance below 90-day T-Bills. Both Funds received 5 stars overall and for five years, Partners Fund received 5 stars for ten years and 3 stars for three years. Small-Cap Fund received 4 stars for three years. 618, 1134 and 1997 equity funds were rated for ten, five & three years, respectively. The top 10% of funds in a category receive 5 stars. Lipper Analytical Services ranked the Realty Fund #1 out of 44 real estate funds covered from 12/31/95 to 6/30/97.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   CO-MANAGED BY MASON HAWKINS AND STALEY CATES
   FUND SUMMARY

                                QUARTERLY RECAP

The Partners Fund NAV grew 12.4% in the second quarter and is up 14.8% in 1997. The Fund has trailed the market. However, we are delighted with our absolute return especially after holding cash reserves of 19% which penalized our short-term results. As long-term investors we are committed to owning companies only when we can buy them at substantial discounts. Finding and acquiring qualifying investments at today's rarefied market levels remains extremely challenging. The prices of this quarter's two new holdings both moved higher before we could establish full positions. On an optimistic note, since quarter end we have begun purchasing a new holding and anticipate obtaining a meaningful stake.

Where we have been successful in establishing significant core positions, the results have been outstanding. Our top three holdings contributed over 55% of the second quarter's performance. We cherish owning material stakes in companies such as Knight-Ridder, Philips and FedEx where we have extremely capable partners managing the business and allocating capital to benefit shareholders. We will continue to search for these kind of opportunities and will warmly embrace a return of market volatility.

                                  PERFORMANCE*
                      for the periods ended June 30, 1997

                                    Partners   Value-Line   S&P 500
                                      Fund       Index       Index
                                    --------   ----------   -------
Most Recent Quarter                   12.4%       13.2%      17.4%
Year-to-date                          14.8        11.9       20.6
One Year                              25.7        18.5       34.7
Five Years                            21.9        11.3       19.8
Ten Years                             16.5         4.6       14.6

* The average annual returns for the Fund and the S&P 500 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   FUND SUMMARY
   AT JUNE 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 39.3% OF NET ASSETS)

KNIGHT-RIDDER, INC. (KRI)                                                  12.2%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

PHILIPS ELECTRONICS N.V. (PHG)                                              8.4%
Owner of 75% of recording company Polygram. Also a leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances and semiconductors.

FEDERAL EXPRESS CORPORATION (FDX)                                           7.1%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

THE QUAKER OATS COMPANY (OAT)                                               6.5%
The producer of Gatorade and numerous brand name packaged foods including hot and cold cereals and Aunt Jemima products.

TRIZECHAHN CORPORATION (TZH)                                                5.1%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1997 THROUGH JUNE 30, 1997

        NEW HOLDINGS                     ELIMINATIONS
        ------------                     ------------
ITT Corporation               Alexander & Alexander Services Inc.
Marriott International, Inc.  American Stores Company
The News Corporation Limited  Ecolab, Inc.
                              ITT Corporation
                              Safety-Kleen Corp.
                              United HealthCare Corporation

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

         SHARES                                                 MARKET VALUE
        ---------                                               ------------
      Common Stock 80.5%
                        Beverages 3.9%
        2,550,000       The Seagram Company Ltd. ............   $102,637,500
                        Building Materials 0.8%
          574,000   *   USG Corporation......................     20,951,000
                        Business Services 0.3%
          279,200   *   The Union Corporation................      7,329,000
                        Entertainment 0.3%
          176,415   *   Chris-Craft Industries, Inc..........      8,512,024
                        Environmental Services 2.1%
        1,709,800       Waste Management Inc. (formerly WMX
                        Technologies, Inc.)..................     54,927,325


                        Financial Services 1.9%
        1,407,000       PaineWebber Group, Inc...............     49,245,000
                        Food 12.6%
        2,298,900       Nabisco Holdings Corp................     91,668,637
        3,818,000       The Quaker Oats Company..............    171,332,750
          846,500       Ralston Purina.......................     69,571,719
                                                                ------------
                                                                 332,573,106
                                                                ------------
                        Lodging 2.8%
        1,203,800       Marriott International, Inc..........     73,883,225
                        Manufacturing 1.1%
        1,407,000       Louisiana-Pacific Corporation........     29,722,875
                        Multi-Industry 11.3%
        1,565,000       Alexander & Baldwin, Inc.............     40,885,625
        3,075,000       Philips Electronics N.V..............    221,015,625
        1,488,300       Whitman Corporation..................     35,719,200
                                                                ------------
                                                                 297,620,450
                                                                ------------
                        Natural Resources 5.7%
        1,237,700       The Pioneer Group, Inc.(b)...........     28,467,100
        2,900,000       Rayonier Inc.........................    121,981,250
                                                                ------------
                                                                 150,448,350
                                                                ------------
                        Property & Casualty Insurance 0.9%
          112,828   *   Alleghany Corp.......................     24,540,090
                     See Notes to Financial Statements.



--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

         SHARES                                                 MARKET VALUE
        ---------                                              --------------
                        Publishing 15.1%
        6,549,200       Knight-Ridder, Inc.(b)..............   $  321,320,125
          675,100   *   The News Corporation Limited........       12,995,675
                        The Washington Post Company - Class
          158,300       B...................................       63,003,400
                                                               --------------
                                                                  397,319,200
                                                               --------------


                        Real Estate 5.9%
          788,000       Cousins Properties Incorporated.....       21,867,000
        6,224,291       TrizecHahn Corporation..............      133,044,220
                                                               --------------
                                                                  154,911,220
                                                               --------------
                        Telecommunications 4.0%
                    *   360 degrees Communications
        6,143,637       Company.............................      105,209,784
                        Transportation 11.8%
        3,234,800   *   Federal Express Corporation.........      186,809,700
                        Kansas City Southern Industries,
        1,934,100       Inc.(b).............................      124,749,450
                                                               --------------
                                                                  311,559,150
                                                               --------------
                        TOTAL COMMON STOCKS (COST
                          $1,417,104,811)...................    2,121,389,299
                                                               --------------
Short-Term Obligations 19.4%
U.S. Treasury Bill, 4.99% due 7-3-97........................       99,972,667
U.S. Treasury Bill, 4.87% due 7-24-97.......................       99,695,569
U.S. Treasury Bill, 4.81% due 7-31-97.......................       99,606,667
U.S. Treasury Bill, 5.21% due 8-21-97.......................       99,281,750
U.S. Treasury Bill, 5.15% due 8-28-97.......................       49,596,416
Repurchase Agreement with State Street Bank, 5.00% due
  7-1-97....................................................       63,389,000
Certificate of Deposit, 5.25% due 8-19-97...................           45,000
                                                               --------------
                                                                  511,587,069
                                                               --------------
TOTAL INVESTMENTS (COST $1,928,691,880)(A)...........   99.9%   2,632,976,368
OTHER ASSETS AND LIABILITIES, NET....................    0.1        1,067,751
                                                       -----   --------------
NET ASSETS...........................................  100.0%  $2,634,044,119
                                                       =====   ==============
NET ASSET VALUE PER SHARE...................................           $26.23
                                                               ==============

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments are $736,769,085 and ($32,484,597), respectively.
(b) Affiliated company. See Note 8.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   CO-MANAGED BY: C.T. FITZPATRICK, MASON HAWKINS AND STALEY CATES
   FUND SUMMARY

                                QUARTERLY RECAP

The Realty Fund grew by 9.1% in the second quarter and is up 16.5% so far in 1997. The Fund far exceeded its Wilshire benchmark, which increased by 4.6% and 6.5% over the same periods. LONGLEAF PARTNERS REALTY FUND IS THE #1 REAL ESTATE FUND SINCE IT BEGAN OPERATIONS.*

The Fund entered the second quarter with cash reserves of 15%. Market volatility allowed us to become fully invested. We added to existing positions at very attractive prices which appreciated during the quarter. In addition, we made several new investments in companies that met our three key criteria: quality real estate companies that will appreciate over time, are managed by competent, vested shareholder-oriented management, and are available at a substantial discount to our estimate of intrinsic worth.

For example, we bought a 7.2% position in Wellsford Real Properties (WRP), a spin-off created when Equity Residential acquired Wellsford Residential Properties, an apartment REIT. WRP's assets primarily consist of suburban office properties in the Northeast. Because it is a C-Corp, WRP has great flexibility to allocate capital and can grow without issuing additional shares. WRP's outstanding management team is committed to increasing value per share over the long-term. For instance, WRP recently acquired a large, vacant, class A office park with 200 acres of land in suburban New Jersey near New York City for approximately $27/square foot. This price is not much more than annual market rents for similar space. Consequently, these properties should be worth substantially more than the low price paid by WRP and the Realty Fund.

Longleaf Partners Realty Fund is solely focussed on finding long-term (our time horizon is typically five years) investments such as WRP. Investors should expect cash levels and quarterly investment performance to vary with our ability to find investments that meet our criteria.

                                  PERFORMANCE*
                      for the periods ended June 30, 1997

                                              Wilshire
                                             Real Estate
                                    Realty   Securities    NAREIT
                                     Fund       Index      Index
                                    ------   -----------   ------
Most Recent Quarter                   9.1%       4.6%        5.0%
Year-to-date                         16.5        6.5         5.7
One Year                             40.2       33.6        33.9
Since inception 1/2/96               39.2       28.8        27.1

* The average annual returns shown are calculated with dividend and distributions reinvested. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price. Lipper Analytical Services ranked the Realty Fund #1 out of 44 real estate funds covered from 12/31/95 - 6/30/97.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   FUND SUMMARY
   AT JUNE 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (Represents 34.8% of Net Assets)

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      9.6%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

WELLSFORD REAL PROPERTIES, INC. (WRP)                                       7.2%
A manager, owner and developer whose properties which are primarily in New Jersey were spun out from Wellsford Residential Properties, an apartment REIT.

IHOP CORP. (IHOP)                                                           6.4%
A franchisor that develops and leases strategically selected locations to franchisees for IHOP family restaurants. Earnings from real estate leases are IHOP's largest contributor to profits.

FOREST CITY ENTERPRISES, INC. (FCE)                                         6.2%
A vertically integrated real estate company which develops, constructs, owns and manages commercial and residential real estate throughout the U.S.

TRIZECHAHN CORPORATION (TZH)                                                5.4%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

                               PORTFOLIO CHANGES
                     January 1, 1997 through June 30, 1997

         NEW HOLDINGS                      ELIMINATIONS
         ------------                      ------------
Boston Properties Inc.          Alexander & Alexander Services Inc.
CB Commercial Real Estate       Alexander & Baldwin, Inc.
  Services Group, Inc.          Burnham Pacific Properties
Deltic Timber Corporation       Heilig Meyers Company
Getty Petroleum Marketing Inc.   (formerly Rhodes, Inc.)
Getty Realty Corp.              Hilb, Rogal and Hamilton Company
ITT Corporation                 ITT Corporation
Marriott International, Inc.    Louisiana-Pacific Corporation
Marriott LYONs                  Quaker City Bancorp, Inc.
Pacific Forest Products         Reckson Associates Realty Corp.
 Limited                        Trizec Warrants
Trizec Warrants
Wellsford Real Properties,
 Inc.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

         SHARES                                                        MARKET VALUE
        ---------                                                      ------------
     Common Stock 89.7%
                        Real Estate Industry 84.4%
                        Building Materials 0.9%
           28,000   *   USG Corporation.............................   $  1,022,000
          113,400       Zurn Industries, Inc........................      3,260,250
                                                                       ------------
                                                                          4,282,250
                                                                       ------------
                        Diversified Realty 30.3%
        2,558,700   *   Catellus Development Corporation............     46,376,437
          307,900   *   CB Commercial Real Estate Services Group....      9,313,975
          565,900       Forest City Enterprises, Inc. - Class A.....     27,021,725
           61,200       Forest City Enterprises, Inc. - Class B.....      2,891,700
        1,220,860       TrizecHahn Corporation......................     26,095,883
        3,398,000   *   Wellsford Real Properties, Inc.(b)(d).......     34,999,400
                                                                       ------------
                                                                        146,699,120
                                                                       ------------
                        Mortgage Financing 3.7%
          659,200       Bay View Capital Corp.(b)...................     17,304,000
           17,000   *   First Fed Financial Corp....................        528,062
                                                                       ------------
                                                                         17,832,062
                                                                       ------------
                        Natural Resources/Land 17.0%
        1,427,600   *   Castle & Cooke, Inc.........................     23,644,625
          650,000       Deltic Timber Corporation(b)................     19,053,125
          733,800   *   Pacific Forest Products Limited.............     13,430,668
          650,000       The Pioneer Group, Inc......................     14,950,000
          261,000       Rayonier Inc................................     10,978,313
                                                                       ------------
                                                                         82,056,731
                                                                       ------------


                        Lodging 6.9%
          102,300       Marriott International, Inc.................      6,278,663
        1,249,500   *   Red Roof Inns, Inc..........................     22,491,000
          558,346   *   Supertel Hospitality, Inc.(b)...............      4,606,354
                                                                       ------------
                                                                         33,376,017
                                                                       ------------
                        Retail 10.8%
        1,094,200       Getty Realty Corp.(b).......................     19,285,275
          993,800   *   IHOP Corp.(b)...............................     30,807,800
          190,200       Wolohan Lumber Co...........................      2,318,062
                                                                       ------------
                                                                         52,411,137
                                                                       ------------
                        Real Estate Investment Trusts (REITs) 14.8%
          885,000       Arden Realty, Inc. (Office).................     23,010,000
          860,000   *   Boston Properties Inc. (Office).............     23,650,000
           79,400       Bradley Real Estate, Inc. (Retail)..........      1,528,450
          504,900       Cousins Properties Incorporated (Office)....     14,010,975
           44,000       Essex Property Trust (Apartment)............      1,413,500
                        Sizeler Property Investors, Inc.
          783,000       (Diversified)(b)............................      8,074,688
                                                                       ------------
                                                                         71,687,613
                                                                       ------------

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

          SHARES                                                       MARKET VALUE
        ----------                                                     ------------
                         Non-Realty 5.3%
           611,900       Getty Petroleum Marketing Inc..............   $  3,059,500
           448,000       Knight-Ridder, Inc.........................     21,980,000
            14,500   *   White River Corporation....................      1,056,688
                                                                       ------------
                                                                         26,096,188
                                                                       ------------
                         TOTAL COMMON STOCKS (COST
                         $373,081,871)(C)...........................    434,441,118
                                                                       ------------

        CONTRACTS
        ----------
        Options 0.4%
                         Put Options Written -0.1%
             4,811       Newhall Land and Farming Company, expiring
                         April '99 @ $20 (Premiums received
                         $1,013,897)................................       (543,643)
                                                                       ------------
                         Call Options Purchased 0.5%
             4,811       Newhall Land and Farming Company, expiring
                         April '99 @ $20 (Cost $1,403,483)..........      2,381,445
                                                                       ------------

        PRINCIPAL
          AMOUNT
        ----------
        Corporate Bonds 4.2%
        34,000,000       Marriott International, Inc. Liquid Yield
                         Option Notes (LYONs), zero coupon conv.
                         sub. notes due 2011 (Cost $19,007,424).....     20,400,000
                                                                       ------------
        Short-Term Obligations 7.1%
        Repurchase Agreement with State Street Bank,
        5.00% due 7-1-97............................................     24,459,000
        U.S. Treasury Bill, 4.93% due 7-17-97.......................      9,978,089
                                                                       ------------
                                                                         34,437,089
                                                                       ------------
TOTAL INVESTMENTS (COST $426,915,970)(A).....................  101.4%   491,116,009
OTHER ASSETS AND LIABILITIES, NET............................   (1.4)    (7,010,802)
                                                               -----   ------------
NET ASSETS...................................................  100.0%  $484,105,207
                                                               =====   ============
NET ASSET VALUE PER SHARE...........................................         $16.27

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments are $66,127,232 and ($1,927,193), respectively.
(b) Affiliated company. See Note 8.
(c) The aggregate market value of securities segregated to collateralize open put option contracts written was $21,980,000.
(d) Illiquid/restricted security carried at cost. See Note 9.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   CO-MANAGED BY MASON HAWKINS AND STALEY CATES
   FUND SUMMARY

                                QUARTERLY RECAP

We are pleased to report that NAV grew 9.7% in the second quarter. Coupled with the top-rated first quarter return of 6.9%, the Small-Cap Fund is up 17.3% in 1997.

Over the past six months the world has changed for Small-Cap. At 12/31/96 the Fund was fully invested. Today cash reserves are 31% of net assets. Cash rose after we sold several very successful holdings and struggled to find competent individuals managing competitive businesses available at prices with our requisite margin of safety. In addition, Small-Cap has received $311 million in net new cash inflows since the beginning of the year. Total assets have grown from $252 million to $633 million in 1997.

The most significant contributors to second quarter performance in order of magnitude were Hilb, Rogal & Hamilton, Catellus, Orion Capital, Corecomm and Vanguard Cellular. The last two benefitted from two significant cellular transactions which occurred at prices between 10.5 and 11 times operating cash flow. Applying these multiples to both our cellular holdings implies significant capital appreciation opportunity.

                                  PERFORMANCE*
                      for the periods ended June 30, 1997

                                 Small-Cap   Value-Line   Russell 2000   Wilshire 5000
                                   Fund        Index         Index           Index
                                 ---------   ----------   ------------   -------------
Most Recent Quarter                 9.7%        13.2%         16.2%          16.9%
Year-to-date                       17.3         11.9          10.2           17.6
One Year                           34.6         18.5          16.3           29.3
Five Years                         20.0         11.3          17.9           19.1
Since inception 2/21/89            12.1          6.6          13.7           16.5

* The average annual returns for the Fund, the Russell 2000 and the Wilshire 5000 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   FUND SUMMARY
   AT JUNE 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 21.3% OF NET ASSETS)

HILB, ROGAL AND HAMILTON COMPANY (HRH)                                      4.8%
A company that owns insurance agencies in 16 states and Canada. Serves small and middle markets by placing primarily property and casualty insurance through various carriers and underwriters.

ALLEGHANY CORPORATION (Y)                                                   4.3%
The dominant title insurance company in the U.S. through Chicago Title.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      4.3%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

WHITE RIVER CORPORATION (WHRC)                                              4.0%
A holding company with significant ownership in CCC Information Services Group, Inc. which provides vehicle valuation and collision estimating services and software for insurance and auto repair firms. Also owns other equity securities.

DELTIC TIMBER CORPORATION (DEL)                                             3.9%
A major owner of timberland and other real estate in Arkansas and Northern Louisiana.

                               PORTFOLIO CHANGES
                     January 1, 1997 through June 30, 1997

      NEW HOLDINGS                        ELIMINATIONS
      ------------                        ------------
Baker, Fentress & Company  Baldwin Technology Company, Inc. - Class A
Corecomm, Inc.             Healthsource, Inc.
Deltic Timber Corporation  Heilig Meyers Company
Kaydon Corp.                 (formerly Rhodes, Inc.)
Ralcorp Holdings           Lexington Global Asset Managers, Inc.
SLH Corporation            SLH Corporation

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

        SHARES                                                        MARKET VALUE
        -------                                                       ------------
     Common Stock 69.4%
                      Advertising 1.1%
         21,020       Grey Advertising Inc. - Class A..............   $  6,936,600
                      Beverages 0.9%
        237,100   *   Celestial Seasonings, Inc.(b)................      5,927,500
                      Building Materials 1.8%
        393,000       Zurn Industries, Inc.........................     11,298,750
                      Business Services 3.1%
        370,000   *   Pinkerton's, Inc.............................     11,377,500
        300,000   *   The Union Corporation(b).....................      7,875,000
                                                                      ------------
                                                                        19,252,500
                                                                      ------------
                      Commercial Lighting 0.7%
        148,900       Thomas Industries, Inc.......................      4,280,875


                      Financial Services 5.0%
        209,700       Duff & Phelps Credit Rating Co...............      6,369,638
        351,200   *   White River Corporation(b)...................     25,593,700
                                                                      ------------
                                                                        31,963,338
                                                                      ------------
                      Food 1.1%
         97,500       GoodMark Foods, Inc..........................      1,828,125
        342,500   *   Ralcorp Holdings.............................      5,051,875
                                                                      ------------
                                                                         6,880,000
                                                                      ------------
                      Investment Management Companies 4.0%
        836,000       United Asset Management Corporation..........     23,669,250
         87,600       Baker, Fentress & Company....................      1,730,100
                                                                      ------------
                                                                        25,399,350
                                                                      ------------
                      Manufacturing 6.2%
        850,000   *   American Safety Razor Company(b).............     15,406,250
        407,500       AMETEK, Inc..................................      9,576,250
        173,200       Franklin Electric Co., Inc...................      8,616,700
        115,100       Kaydon Corp..................................      5,711,838
                                                                      ------------
                                                                        39,311,038
                                                                      ------------
                      Miscellaneous 0.6%
        104,152       Seafield Capital Corporation.................      3,723,434
                      Mortgage Financing 2.2%
        537,200       Bay View Capital Corp........................     14,101,500
                      Natural Resources 7.1%
        845,000       Deltic Timber Corporation(b).................     24,769,062
        865,000       The Pioneer Group, Inc.......................     19,895,000
                                                                      ------------
                                                                        44,664,062
                                                                      ------------


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT JUNE 30, 1997 (UNAUDITED)

         SHARES                                                  MARKET VALUE
        ---------                                                ------------
                        Insurance 13.5%
          126,273   *   Alleghany Corporation.................   $ 27,464,377
        1,777,400       Hilb, Rogal and Hamilton Company(b)...     30,215,800
           28,200   *   Markel Corporation....................      3,609,600
          330,400       Orion Capital Corporation.............     24,367,000
                                                                 ------------
                                                                   85,656,777
                                                                 ------------
                        Publishing 0.7%
          110,000       Plenum Publishing Corporation.........      4,235,000
                        Real Estate 12.2%
        1,500,700   *   Catellus Development Corporation......     27,200,188
          385,000       Cousins Properties Incorporated.......     10,683,750
          552,900   *   IHOP Corp.(b).........................     17,139,900
        1,049,600       TrizecHahn Corporation................     22,435,200
                                                                 ------------
                                                                   77,459,038
                                                                 ------------
                        Restaurants 1.8%
          929,200   *   VICORP Restaurants, Inc.(b)...........     11,150,400
                        Retail 0.6%
          120,000       Delchamps, Inc........................      3,840,000
                        Telecommunications 6.8%
        1,430,000   *   Corecomm, Inc.(b).....................     24,667,500
                    *   Vanguard Cellular Systems,
        1,349,109       Inc. -- Class A.......................     18,381,610
                                                                 ------------
                                                                   43,049,110
                                                                 ------------
          TOTAL COMMON STOCKS (COST $327,714,824).............    439,129,272
                                                                 ------------

Short-Term Obligations (30.7%)
U.S. Treasury Bill, 4.99% due 7-3-97..........................     99,972,667
U.S. Treasury Bill, 5.21% due 8-21-97.........................     49,640,875
Repurchase Agreement with State Street Bank, 5.0% due
  7-1-97......................................................     44,712,000
                                                                 ------------
                                                                  194,325,542
                                                                 ------------
TOTAL INVESTMENTS (COST $522,040,366)(A)...............  100.1%   633,454,814
OTHER ASSETS AND LIABILITIES, NET......................   (0.1)      (386,944)
                                                         -----   ------------
NET ASSETS.............................................  100.0%  $633,067,870
                                                         =====   ============
NET ASSET VALUE PER SHARE.....................................         $20.95


*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments are $118,138,735 and ($6,724,287), respectively.
(b) Affiliated company. See Note 8.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF ASSETS AND LIABILITIES
   AT JUNE 30, 1997 (UNAUDITED)

ASSETS:
Investments:
  Securities, at market value (cost $1,417,104,811,
     $374,485,354, and $327,714,824, respectively) (Note
     2).....................................................
  U.S. Treasury Bills.......................................
  Repurchase agreement (Note 2).............................
  Corporate bonds (cost $19,007,424)........................
  Certificate of deposit....................................
          TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Securities sold...........................................
Prepaid assets..............................................
Insurance reserve premium...................................
          TOTAL ASSETS
LIABILITIES:
Payable for:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
Options written, at value (premiums received $1,013,897)....
Other accrued expenses......................................
          TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain.............................
  Unrealized appreciation of investments....................
          Net Assets
Fund shares issued and outstanding..........................
NET ASSET VALUE PER SHARE...................................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF ASSETS AND LIABILITIES
   AT JUNE 30, 1997 (UNAUDITED)

PARTNERS FUND    REALTY FUND    SMALL-CAP FUND
--------------   ------------   --------------
$2,121,389,299   $436,822,563    $439,129,272
   448,153,069      9,978,089     149,613,542
    63,389,000     24,459,000      44,712,000
            --     20,400,000              --
        45,000             --              --
--------------   ------------    ------------
 2,632,976,368    491,659,652     633,454,814
            44            193             635
     2,336,241         53,001         314,578
       553,782        228,652          47,473
       104,309         40,579          33,482
        52,272             --           7,274
--------------   ------------    ------------
 2,636,023,016    491,982,077     633,858,256
--------------   ------------    ------------
     1,677,209        366,397         442,345
       212,669         36,640          48,020
            --      6,821,589         183,750
            --        543,643              --
        89,019        108,601         116,271
--------------   ------------    ------------
     1,978,897      7,876,870         790,386
--------------   ------------    ------------
$2,634,044,119   $484,105,207    $633,067,870
==============   ============    ============
$1,841,746,108   $417,351,078    $512,071,778
    15,071,581        820,765       1,739,405
    72,941,942      1,733,325       7,842,239
   704,284,488     64,200,039     111,414,448
--------------   ------------    ------------
$2,634,044,119   $484,105,207    $633,067,870
==============   ============    ============
   100,415,871     29,758,817      30,224,290
        $26.23         $16.27          $20.95
       =======        =======        ========

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF OPERATIONS
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
INCOME:
  Dividends.................................................
  Interest..................................................
          Total income......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Reimbursable administration expenses (Note 4).............
  Annual meeting expenses...................................
  Printing..................................................
  Trustees' fees............................................
  Custodian fee.............................................
  Insurance expense.........................................
  Professional fees.........................................
  Miscellaneous.............................................
          Total expenses....................................
          Net investment income.............................

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities...........................
  Net unrealized appreciation on securities.................
  Net unrealized appreciation on options....................
          Net realized and unrealized gain on investments...
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF OPERATIONS
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
-------------   -----------   --------------
$ 15,636,310    $ 1,539,930    $ 1,879,485
  10,666,425      1,294,662      2,292,360
------------    -----------    -----------
  26,302,735      2,834,592      4,171,845
------------    -----------    -----------
   9,486,490      1,620,339      1,974,694
   1,198,748        162,034        203,459
     208,443         28,098         35,287
      34,201        101,469        114,689
      81,967         20,527         18,227
      95,134          8,764         12,637
      64,000         18,000         14,500
      38,580         12,547         10,165
      29,753         12,410         14,876
      15,452         14,013         12,013
      24,423          2,458          3,517
      11,157          9,173          7,191
      71,995          9,915         15,783
------------    -----------    -----------
  11,360,343      2,019,747      2,437,038
------------    -----------    -----------
  14,942,392        814,845      1,734,807
------------    -----------    -----------

  72,673,331      1,729,962      7,745,460
 252,132,957     46,471,083     60,478,246
                  1,448,216
------------    -----------    -----------
 324,806,288     49,649,261     68,223,706
------------    -----------    -----------
$339,748,680    $50,464,106    $69,958,513
============    ===========    ===========

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                   PARTNERS FUND
                                         ---------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED
                                          JUNE 30, 1997      DECEMBER 31,
                                           (UNAUDITED)           1996
                                         ----------------   --------------
OPERATIONS:
  Net investment income................   $   14,942,392    $   34,373,697
  Net realized gain on securities......       72,673,331       213,673,408
  Net unrealized appreciation on
     securities........................      252,132,957       158,628,871
  Net unrealized appreciation on
     options...........................
                                          --------------    --------------
     Net increase in net assets
       resulting from operations.......      339,748,680       406,675,976
                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........               --       (34,349,264)
  From net realized gain on
     investments.......................               --      (213,539,413)
  From return of capital...............               --                --
                                          --------------    --------------
     Net decrease in net assets
       resulting from distributions....               --      (247,888,677)
                                          --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares.....      217,742,729       415,870,054
  Net asset value of shares issued to
     shareholders for reinvestment of
     shareholder distributions.........               --       234,252,018
  Cost of shares redeemed..............     (223,526,466)     (385,297,441)
                                          --------------    --------------
     Net increase (decrease) in net
       assets from fund share
       transactions....................       (5,783,737)      264,824,631
                                          --------------    --------------
     Total increase in net assets......      333,964,943       423,611,930
NET ASSETS:
  Beginning of period..................    2,300,079,176     1,876,467,246
                                          --------------    --------------
  End of period........................   $2,634,044,119    $2,300,079,176
                                          ==============    ==============
  Undistributed net investment income
     included in net assets at end of
     period............................      $15,071,581          $129,189
                                          ==============         =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

            REALTY FUND                         SMALL-CAP FUND
 ----------------------------------   ----------------------------------
 SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
  JUNE 30, 1997       DECEMBER 31,     JUNE 30, 1997       DECEMBER 31,
   (UNAUDITED)            1996          (UNAUDITED)            1996
 ----------------    --------------   ----------------    --------------
  $      814,845     $      405,735    $    1,734,807     $      305,763
       1,729,962            490,532         7,745,460         13,416,172
      46,471,083         16,280,740        60,478,246         33,330,915
       1,448,216
  --------------     --------------    --------------     --------------
      50,464,106         17,177,007        69,958,513         47,052,850
  --------------     --------------    --------------     --------------
              --           (399,816)               --           (313,153)
              --           (487,169)               --        (13,335,532)
              --           (159,496)               --                 --
  --------------     --------------    --------------     --------------
              --         (1,046,481)               --        (13,648,685)
  --------------     --------------    --------------     --------------
     341,300,090        150,091,326       413,297,173        108,358,068
              --            999,870                --         12,582,527
     (63,668,213)       (11,212,498)     (102,344,773)       (38,164,599)
  --------------     --------------    --------------     --------------
     277,631,877        139,878,698       310,952,400         82,775,996
  --------------     --------------    --------------     --------------
     328,095,983        156,009,224       380,910,913        116,180,161
     156,009,224                  0       252,156,957        135,976,796
  --------------     --------------    --------------     --------------
  $  484,105,207     $  156,009,224    $  633,067,870     $  252,156,957
  ==============     ==============    ==============     ==============
        $820,765             $5,919        $1,739,405             $4,598
      ==========            =======      ============            =======

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel, as follows:

                         PARTNERS FUND        REALTY FUND        SMALL-CAP FUND
                       -----------------   ------------------   -----------------
Organization date....  November 26, 1986   September 12, 1995   December 21, 1988
Initial
  capitalization
  date...............   March 24, 1987      January 2, 1996     December 28, 1988
Amount of initial
  capitalization.....      $100,000             $100,000           $1,500,000
Shares issued at
  capitalization.....       10,000               10,000              150,000
Shares authorized....      Unlimited           Unlimited            Unlimited
Public offering
  date...............    April 8, 1987      January 2, 1996     February 21, 1989

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.

  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees.

Accounting for Investments
The Funds follow industry practice and record security transactions on trade date plus one. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. In addition, the Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which is attributable to changes in foreign exchange rates. Accordingly, the impact of foreign currency conversions is included in the realized and unrealized gains or losses on the underlying equity securities.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. Option activity was insignificant during the current period.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Funds may forego the opportunity to profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market value of the underlying security decreases and the option is exercised. In addition, there is the risk that the Funds may not be able to enter into a closing transaction due to an illiquid secondary market.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.0% per annum on all asset levels.

Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Funds' normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                     SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                                    --------------------------------------------
                                    PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                    -------------   -----------   --------------
    Shares sold...................     9,100,079    22,861,701      21,463,879
    Shares redeemed...............    (9,337,051)   (4,268,491)     (5,361,507)
                                    ------------    ----------    ------------
                                        (236,972)   18,593,210      16,102,372
                                    ============    ==========    ============

                                            YEAR ENDED DECEMBER 31, 1996
                                    --------------------------------------------
                                    PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                    -------------   -----------   --------------
    Shares sold...................    18,238,896    11,949,427       6,357,663
    Reinvestment of shareholder
      distribution................    10,180,444        71,778         706,090
    Shares redeemed...............   (16,493,540)     (855,598)     (2,348,601)
                                    ------------    ----------    ------------
                                      11,925,800    11,165,607       4,715,152
                                    ============    ==========    ============

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities and related brokerage commissions for the period (excluding short-term obligations) are summarized below:

                                PARTNERS FUND    REALTY FUND     SMALL-CAP FUND
                                -------------    ------------    --------------
    Purchases.................  $222,140,814     $308,388,856     $158,460,806
    Sales.....................   357,077,598       34,419,447       31,280,369
    Brokerage commissions.....       900,184          836,356          407,157

NOTE 7. RELATED PARTY SHAREHOLDERS

Significant related ownership of Fund shares at June 30, 1997 is summarized as follows:

                                                PARTNERS    REALTY     SMALL-CAP
                                                  FUND       FUND        FUND
                                                --------   ---------   ---------
Officers and employees of Southeastern and
    their families, Fund trustees,
    Southeastern's retirement plan
    and other affiliates % of Fund...........   1.5%       6.2%        8.5%

NOTE 8. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At June 30, 1997, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                           %                          DIVIDEND
                                      OUTSTANDING                      INCOME
                                       SHARES OF       MARKET          IN THE
                                          THE         VALUE AT      PERIOD ENDED
                                        COMPANY     JUNE 30, 1997   JUNE 30, 1997
                                      -----------   -------------   -------------
PARTNERS FUND
  Kansas City Southern Industries,
    Inc.                                  5.4%      $124,749,450     $  386,820
  Knight-Ridder, Inc.                     7.2        321,320,125      2,578,080
  Rayonier Inc.                          10.0        121,981,250      1,740,000
                                                    ------------     ----------
                                                    $568,050,825     $4,704,900
                                                    ============     ==========
REALTY FUND
  Bay View Capital Corp.                  5.1%      $ 17,304,000     $   64,576
  Deltic Timber Corporation               5.1         19,053,125         71,919
  Getty Realty Corp.                      8.5         19,285,275         19,368
  IHOP Corp.                             10.4         30,807,800             --
  Sizeler Property Investors, Inc.        9.3          8,074,688        234,124
  Supertel Hospitality, Inc.             11.5          4,606,354             --
  Wellsford Real Properties, Inc.
    (See Note 9)                         20.1         34,999,400             --
                                                    ------------     ----------
                                                    $134,130,642     $  389,987
                                                    ============     ==========
SMALL-CAP FUND
  American Safety Razor Company           7.0%      $ 15,406,250     $       --
  Corecomm, Inc.                         10.9         24,667,500             --
  Celestial Seasonings, Inc.              5.8          5,927,500             --
  Deltic Timber Corporation               6.6         24,769,062         88,500
  Hilb, Rogal and Hamilton Company       13.5         30,215,800        461,497
  IHOP Corp.                              5.8         17,139,900             --
  The Union Corporation                   5.2          7,875,000             --
  VICORP Restaurants, Inc.               10.2         11,150,400             --
  White River Corporation                 7.2         25,593,700             --
                                                    ------------     ----------
                                                    $162,745,112     $  549,997
                                                    ============     ==========

There were no realized net gains on the sales of any affiliated company.

NOTE 9. ILLIQUID/RESTRICTED SECURITIES

The Realty Fund holds 3,398,000 shares of Wellsford Real Properties, Inc. carried at cost of $34,999,400 or $10.30 per share. These shares were acquired in a private placement which closed June 2, 1997 and are currently restricted until their registration statement becomes effective (anticipated within 120 days of the closing). These securities are valued in good faith under guidelines established by the Fund Trustees. This investment represents 7.2% of the Realty Fund at June 30, 1997.

                          [INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been financial statements appears in the Statement of Additional Information information. The presentation is for a share outstanding throughout each

                                                                   NET
                                                                 GAINS OR
                                                                 (LOSSES)
                                          NET                       ON                                 DISTRI-
                                         ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                         VALUE        NET        REALIZED       FROM       FROM NET     FROM
                                       BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                       OF PERIOD   INCOME(E)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                       ---------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Six months ended
    June 30, 1997 (Unaudited)........   $22.85        $.15        $ 3.23       $ 3.38       $    -     $    -
Year ended December 31,
    1996.............................    21.15         .37          4.09         4.46         (.38)     (2.38)
    1995.............................    17.13         .30          4.40         4.70         (.24)      (.44)
    1994.............................    16.92         .21          1.30         1.51         (.16)     (1.14)
    1993.............................    14.70         .10          3.16         3.26         (.09)      (.95)
    1992.............................    13.34         .07          2.65         2.72         (.07)     (1.29)
REALTY FUND
Six months ended
    June 30, 1997 (Unaudited)........    13.97         .04          2.26         2.30            -          -
January 2, 1996 (Initial
    Capitalization) through December
    31, 1997.........................    10.00         .16          3.91         4.07         (.04)      (.05)
SMALL-CAP FUND
Six months ended
    June 30, 1997 (Unaudited)........    17.86         .08          3.01         3.09            -          -
Year ended December 31,
    1996.............................    14.46         .03          4.40         4.43         (.02)     (1.01)
    1995.............................    13.28         .12          2.35         2.47         (.12)     (1.17)
    1994.............................    13.49        (.03)          .52          .49            -       (.70)
    1993.............................    11.40        (.06)         2.32         2.26            -       (.17)
    1992.............................    10.67        (.01)          .74          .73            -          -

 * Annualized
(a) Aggregate, not annualized.
(b) Not applicable for prior periods prior to 1996.
(c) Before expense limitation fee waiver, this ratio was 1.60%.
(d) Before expense limitation fee waiver, this ratio was .82%.
(e) Calculated based on weighted average shares outstanding for the period.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   FINANCIAL HIGHLIGHTS

audited by Coopers & Lybrand L.L.P. The audit report on the 1996 and should be read in conjunction with this condensed financial period.


                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET             NET ASSETS       TO          NET
     TOTAL    VALUE               END OF      AVERAGE     INCOME TO    PORTFOLIO     AVERAGE
    DISTRI-   END OF   TOTAL      PERIOD        NET        AVERAGE     TURNOVER     COMMISSION
    BUTIONS   PERIOD   RETURN   (THOUSANDS)    ASSETS    NET ASSETS      RATE      RATE PAID(B)
    -------   ------   ------   -----------   --------   -----------   ---------   ------------
    $    -    $26.23    14.79%(a) $2,634,044     .94%*       1.24%*       11.24%     $0.0772
     (2.76)    22.85    21.02      2,300,079     .95         1.61         33.18       0.0750
      (.68)    21.15    27.50      1,876,467    1.01         1.45         12.60
     (1.30)    17.13     8.96        753,527    1.17         1.18         27.39
     (1.04)    16.92    22.20        397,282    1.26          .63         19.12
     (1.36)    14.70    20.47        243,678    1.29          .50         29.12

         -     16.27    16.46(a)     484,105    1.24*         .50*        12.06       0.0705

      (.01)    13.97    40.69        156,009    1.50(c)       .92(d)       4.28       0.0613

         -     20.95    17.30(a)     633,068    1.19*         .85*         9.63       0.0692
     (1.03)    17.86    30.64        252,157    1.23          .18         27.97       0.0605
     (1.29)    14.46    18.61        135,977    1.30          .84         32.95
      (.70)    13.28     3.64         99,609    1.38         (.22)        19.79
      (.17)    13.49    19.83         85,087    1.45         (.45)        14.37
         -     11.40     6.87         62,181    1.45         (.03)        25.80

--------------------------------------------------------------------------------
   PARTNERS FUND
   RESULTS OF SHAREHOLDER BALLOTING

Proxies representing 61.2% of the 100,512,415 shares outstanding on the record on May 13, 1997, at the Memphis Botanic Garden. All proposals were approved

                                                                    SHARES VOTING
                                                                    "FOR" PROPOSAL
                                                                   ----------------
PROPOSALS SUBMITTED TO SHAREHOLDERS:
1.    Re-election of the Board of Trustees:
      O. Mason Hawkins                                                61,036,594
      Chadwick H. Carpenter, Jr.                                      61,033,224
      Daniel W. Connell, Jr.                                          60,958,373
      Steven N. Melnyk                                                61,001,266
      C. Barham Ray                                                   61,023,988
      W. Reid Sanders                                                 61,028,186

2.    To adopt IRS diversification standards and thereby change
      the Fund to "non-diversified"                                   54,387,596

3.    To restate certain fundamental investment restrictions to
      expand the Fund's investment flexibility:
      (a)  To approve an increase in the Fund's borrowing
           limitations                                                53,002,996
      (b)  To amend the Fund's limitation on underwriting
           securities of other issuers and purchases of restricted
           securities                                                 51,330,652
      (c)  To amend the Fund's limitation on investments in real
           estate                                                     53,819,760
      (d)  To amend the Fund's limitation on investing in
           commodities or commodities futures contracts               49,978,231
      (e)  To amend the Fund's limitation on loans                    52,370,262
      (f)  To amend the Fund's limitation against issuing senior
           securities                                                 52,640,638

4.    To restate all remaining fundamental investment
      restrictions as non-fundamental investment restrictions, to eliminate those no longer required and to expand the Fund's investment flexibility
      (a)  To allow investing in newly formed companies               52,843,853
      (b)  To amend the Fund's limitation on pledging                 50,629,343
      (c)  To amend the Fund's limitation on the purchase of
           securities of other investment companies                   51,811,331
      (d)  To amend the Fund's limitation against short sales and
           writing purchase puts and calls                            52,267,135
      (e)  To amend the Fund's limitation against margin
           purchases                                                  51,563,505

5.    Ratification of Coopers & Lybrand L.L.P. as independent
      certified public accountants                                    59,923,236

--------------------------------------------------------------------------------
   PARTNERS FUND
   RESULTS OF SHAREHOLDER BALLOTING

date of March 14, 1997, were voted at the Annual Meeting of Shareholders held by shareholders. Results of the balloting follow:

     "FOR"        SHARES VOTING      "AGAINST"                        "ABSTENTIONS"
AS A PERCENTAGE     "AGAINST"     AS A PERCENTAGE       SHARES       AS A PERCENTAGE
OF SHARES VOTED     PROPOSAL      OF SHARES VOTED    "ABSTAINING"    OF SHARES VOTED
---------------   -------------   ---------------   --------------   ---------------
     99.2%                                              515,948            0.8%
     99.1%                                              519,318            0.9%
     99.0%                                              594,169            1.0%
     99.1%                                              551,276            0.9%
     99.1%                                              528,554            0.9%
     99.1%                                              524,356            0.9%
     88.4%          6,209,034          10.1%            955,912            1.5%
     86.1%          7,505,872          12.2%          1,403,674            1.7%
     83.4%          9,092,853          14.8%          1,129,037            1.8%
     87.4%          6,597,222          10.7%          1,135,560            1.8%
     81.2%         10,444,687          17.0%          1,129,624            1.8%
     85.1%          7,992,821          13.0%          1,189,459            1.9%
     85.5%          7,643,060          12.4%          1,268,844            2.1%
     85.9%          7,531,654          12.2%          1,177,035            1.9%
     82.3%          9,557,186          15.5%          1,366,013            2.2%
     84.2%          8,704,342          14.1%          1,036,869            1.7%
     84.9%          8,118,708          13.2%          1,166,699            1.9%
     83.8%          8,802,996          14.3%          1,186,041            1.9%
     97.4%            667,176           1.1%            962,130            1.5%

--------------------------------------------------------------------------------
   REALTY FUND
   RESULTS OF SHAREHOLDER BALLOTING

Proxies representing 82.1% of the 22,082,925 shares outstanding on the record date of March 14, 1997, were voted at the Annual Meeting of Shareholders held on May 13, 1997, at the Memphis Botanic Garden. All proposals were approved by shareholders. Results of the balloting follow:

                                                             AS A                         AS A
                                                          PERCENTAGE      SHARES       PERCENTAGE
                                         SHARES VOTING    OF SHARES    "WITHHOLDING    OF SHARES
                                         "FOR" TRUSTEE      VOTED       AUTHORITY"       VOTED
                                        ---------------   ----------   -------------   ----------
PROPOSALS SUBMITTED TO SHAREHOLDERS:
1.    Re-election of the Board of Trustees:
      O. Mason Hawkins                    17,898,499         98.7%         222,701         1.3%
      Chadwick H. Carpenter, Jr.          17,899,265         98.8%         221,935         1.2%
      Daniel W. Connell, Jr.              17,885,264         98.7%         235,937         1.3%
      Steven N. Melnyk                    17,888,091         98.7%         233,109         1.3%
      C. Barham Ray                       17,892,251         98.7%         228,949         1.3%
      W. Reid Sanders                     17,899,265         98.8%         221,935         1.2%

2.    To ratify the adoption of the
      Investment Counsel Agreement and
      the Fund Administration Agreement
      with Southeastern Asset Management,
      Inc., and to extend the term for a                                   As a
      one year period beginning August 1,                              percentage of
      1997 and ending July 31, 1998                        Shares      shares voted
                                                         ----------    -------------
                                                FOR      17,841,432        98.5%
                                              AGAINST        18,007         0.1%
                                              ABSTAIN       261,761         1.4%

                                                                           As a
                                                                       percentage of
3.    Ratification of Coopers & Lybrand                    Shares      shares voted
      L.L.P. as independent certified public            ------------  ---------------
      accountants                               FOR      17,868,312       98.6%
                                              AGAINST        16,674        0.1%
                                              ABSTAIN       236,215        1.3%

                          [INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
   SMALL-CAP FUND
   RESULTS OF SHAREHOLDER BALLOTING

Proxies representing 62.5% of the 19,926,855 shares outstanding on the record on May 13, 1997, at the Memphis Botanic Garden. All proposals were approved

                                                                    SHARES VOTING
                                                                    "FOR" PROPOSAL
                                                                   ----------------
PROPOSALS SUBMITTED TO SHAREHOLDERS:
1.    Re-election of the Board of Trustees:
      O. Mason Hawkins                                                12,410,611
      Chadwick H. Carpenter, Jr.                                      12,410,075
      Daniel W. Connell, Jr.                                          12,404,699
      Steven N. Melnyk                                                12,403,903
      C. Barham Ray                                                   12,407,388
      W. Reid Sanders                                                 12,410,611

2.    To adopt IRS diversification standards and thereby change
      the Fund to "non-diversified"                                   12,243,060

3.    To restate certain fundamental investment restrictions to
      expand the Fund's investment flexibility:
      (a)  To approve an increase in the Fund's borrowing
           limitations                                                12,112,494
      (b)  To amend the Fund's limitation on underwriting
           securities of other issuers and purchases of restricted
           securities                                                 12,113,339
      (c)  To amend the Fund's limitation on investments in real
           estate                                                     12,140,448
      (d)  To amend the Fund's limitation on investing in
           commodities or commodities futures contracts               12,026,707
      (e)  To amend the Fund's limitation on loans                    12,057,038
      (f)  To amend the Fund's limitation against issuing senior
           securities                                                 12,006,680

4.    To restate all remaining fundamental investment
      restrictions as non-fundamental investment restrictions, to eliminate those no longer required and to expand the Fund's investment flexibility:
      (a)  To allow investing in newly formed companies               12,140,773
      (b)  To amend the Fund's limitation on pledging                 12,031,327
      (c)  To amend the Fund's limitation on the purchase of
           securities of other investment companies                   12,151,655
      (d)  To amend the Fund's limitation against short sales and
           writing purchase puts and calls                            12,028,179
      (e)  To amend the Fund's limitation against margin
           purchases                                                  12,035,368

5.    Ratification of Coopers & Lybrand L.L.P. as independent
      certified public accountants                                    12,133,855

--------------------------------------------------------------------------------
   SMALL-CAP FUND
   RESULTS OF SHAREHOLDER BALLOTING

date of March 14, 1997, were voted at the Annual Meeting of Shareholders held by shareholders. Results of the balloting follow:

     "FOR"        SHARES VOTING      "AGAINST"                        "ABSTENTIONS"
AS A PERCENTAGE     "AGAINST"     AS A PERCENTAGE       SHARES       AS A PERCENTAGE
OF SHARES VOTED     PROPOSAL      OF SHARES VOTED    "ABSTAINING"    OF SHARES VOTED
---------------   -------------   ---------------   --------------   ---------------
     99.6%                                               52,144            0.4%
     99.6%                                               52,679            0.4%
     99.5%                                               58,055            0.5%
     99.5%                                               58,851            0.5%
     99.6%                                               55,366            0.4%
     99.6%                                               52,144            0.4%
     98.2%             78,913           0.6%            140,781            1.2%
     97.2%            196,922           1.6%            153,338            1.2%
     97.2%            186,613           1.5%            162,803            1.3%
     97.4%            169,957           1.4%            152,349            1.2%
     96.5%            277,912           2.2%            158,135            1.3%
     96.7%            236,838           1.9%            168,877            1.4%
     96.3%            285,322           2.3%            170,753            1.4%
     97.4%            176,374           1.4%            145,608            1.2%
     96.5%            225,073           1.8%            206,355            1.7%
     97.5%            160,566           1.3%            150,533            1.2%
     96.5%            275,200           2.2%            159,375            1.3%
     96.6%            267,637           2.2%            159,749            1.3%
     97.4%             42,151           0.3%            286,748            2.3%

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time Monday through Friday.

You may mail correspondence to the Longleaf Partners Funds, c/o NFDS, P.O. Box 419929, Kansas City, MO 64141-6929.

You may send overnight mail to Longleaf Partners Funds, c/o NFDS, 1004 Baltimore, 5th Floor, Kansas City, MO 64105, (816) 435-5241.

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund and account number ready to access your investment information.

FINANCIAL ADVISOR SERVICES                                        (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset values per share of each Fund are reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

  FUND     ABBREVIATION  SYMBOL    CUSIP    FUND NUMBER
---------  ------------  ------  ---------  -----------
Partners     Partners    LLPFX   543069108      133
 Realty       Realty     LLREX   543069306      135
Small-Cap     Sm-Cap     LLSCX   543069207      134

--------------------------------------------------------------------------------
   THE LONGLEAF PARTNERS FUNDS
   TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer
  W. Reid Sanders, President
  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments
  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  Charles D. Reaves, Executive Vice President and General Counsel
  Julie M. Douglas, Executive Vice President - Operations and Treasurer Lee B. Harper, Executive Vice President - Marketing
  Frank N. Stanley III, Vice President - Investments
  John B. Buford, Vice President - Investments
  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  Coopers & Lybrand L.L.P.
  Boston, Massachusetts

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191